UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2007

Echo Healthcare Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	No.)

8000 Towers Crescent Drive, Suite 1300
Vienna, Virginia, 22182
(Address of principal executive offices)

(703) 448-7688
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 8.01    Other Events.

On July 11, 2007, Echo Healthcare Acquisition Corp. (the “Company”) issued a press release announcing that XLNT Veterinary Care, Inc. (“XLNT”), a provider of veterinary primary care services to companion animals through a network of fully-owned veterinary hospitals, has hired George A. Villasana as XLNT’s General Counsel and Corporate Secretary, effective June 12, 2007. The Company previously announced on September 11, 2006 that it entered into a definitive agreement to acquire the privately-held XLNT. A copy of this press release is furnished as an exhibit to this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

d)    Exhibits

Exhibit 99.1    Press Release, dated July 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO HEALTHCARE ACQUISITION CORP. (Registrant) By: /s/ Joel Kanter Joel. Kanter President Date: July 11, 2007